UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   -----------

                                    FORM 8-K

                                 CURRENT REPORT

                       Pursuant to Section 13 or 15 (d) of
                       the Securities Exchange Act of 1934

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      Date of Report (Date of earliest event reported): September 2, 2005


                                  CONSECO, INC.
             (Exact name of registrant as specified in its charter)


   Delaware                               001-31792               75-3108137
----------------------                 ----------------        --------------
(State or other                          (Commission          (I.R.S. Employer
jurisdiction of                          File Number)        Identification No.)
organization)

11825 North Pennsylvania Street
        Carmel, Indiana                                             46032
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(Address of principal executive offices)                          (Zip Code)

                                 (317) 817-6100
                            -------------------------
              (Registrant's telephone number, including area code)


                                 Not Applicable
                                ----------------
                        (Former name or former address,
                          if changed since last report)


     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

     [ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

     [ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

     [ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

     [ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))


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Item 1.01.  Entry Into a Material Definitive Agreement.

     On September 2, 2005, in recognition of his strong performance during the past year, Conseco, Inc. (the "Company") entered into an Amended and Restated Employment Agreement (the "Agreement") with its President and Chief Executive Officer, William S. Kirsch, replacing the interim agreement that had been signed when Mr. Kirsch was appointed as President and Chief Executive Officer in August 2004. The principal changes to the Agreement with Mr. Kirsch are: (1) his annual salary increased from $800,000 to $975,000, effective May 1, 2005; (2) his target bonus increased from 100 percent of his base salary to no less than 125 percent of his base salary, with a maximum bonus of 250 percent of his base salary; and (3) the term of the Agreement expires on December 31, 2009 (previously August 12, 2009).

     The foregoing description is qualified in its entirety by reference to the Amended and Restated Employment Agreement dated September 2, 2005 between the Company and William S. Kirsch, which is attached as Exhibit 10.9 to this Form 8-K.

     The Company and its Executive Chairman, R. Glenn Hilliard, have agreed that Mr. Hilliard will return to the position of Non-Executive Chairman of the Board of Directors effective September 10, 2005, as provided in the Agreement between the Company and Mr. Hilliard dated August 20, 2004. For serving as Non-Executive Chairman, Mr. Hilliard will receive an annual fee equal to 150 percent of the base fees (currently $140,000) paid to the non-employee directors of the Company. One-half of Mr. Hilliard's fee for serving as Non-Executive Chairman will be paid in cash and one-half will be in stock or stock-based compensation. Attached as Exhibit 99.1 is a press release issued by the Company announcing that Mr. Hilliard will return to the position of Non-Executive Chairman of the Board of Directors.


Item 9.01.  Financial Statements and Exhibits.

     (c)  Exhibits

          10.9 Amended and Restated Employment Agreement dated as of September 2, 2005, between Conseco, Inc. and William S. Kirsch.

          99.1   Press release of Conseco, Inc. issued September 8, 2005.

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

                                           CONSECO, INC.

September 8, 2005
                                           By:  /s/ John R. Kline
                                                ------------------------
                                                John R. Kline
                                                  Senior Vice President and
                                                  Chief Accounting Officer